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

Household Consumer Loan Trust, Series 1996-1
Deposit Trust Calculations
Previous Due Period Ending                          Oct 31, 1999
Current Due Period Ending                           Nov 30, 1999
Prior Distribution Date                             Nov 12, 1999
Distribution Date                                   Dec 14, 1999
Beginning Trust Principal Receivables           3,893,403,112.36
Average Principal Receivables                   4,177,090,757.73
FC&A Collections (Includes Recoveries)             68,281,240.98
Principal Collections                             135,825,612.99
Additional Balances                                56,164,070.48
Net Principal Collections                          79,661,542.51
Defaulted Amount                                   32,644,632.55
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,724,994.00

Beginning Participation Invested Amount           317,047,797.61
Beginning Participation Unpaid Principal          317,047,797.61
Balance
Ending Participation Invested Amount              308,523,581.23
Ending Participation Unpaid Principal Balance     308,523,581.23

Accelerated Amortization Date                       Feb 28, 2001
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   9.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.75%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 317,047,797.61
Numerator for Fixed Allocation                    325,375,627.50
Denominator - Max(Sum of Numerators, Principal  4,177,090,757.73
Receivables)
Applicable Allocation Percentage                         7.5902%
Investor FC&A Collections                           5,182,654.23

Series Participation Interest Default Amount
Numerator for Floating Allocation                 317,047,797.61
Denominator - Max(Sum of Numerators, Principal  4,177,090,757.73
Receivables)
Floating Allocation Percentage                           7.5902%
Series Participation Interest Default Amount        2,477,779.26


Principal Allocation Components
Numerator for Floating Allocation                 317,047,797.61
Numerator for Fixed Allocation                    325,375,627.50
Denominator - Max(Sum of Numerators, Principal  4,177,090,757.73
Receivables)


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           6.7500%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               6.7500%
(c) Rate Sufficient to Cover Interest, Yield             5.1517%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          317,047,797.61
Principal Balance
(e) Actual days in the Interest Period                        32
Series Participation Monthly Interest, [a*d*e]      1,902,286.79

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Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,           8,524,216.38
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       6,046,437.12
or e]
(b) prior to Accelerated Amort. Date or not         6,046,437.12
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                       7.5902%
(d) Net Principal Collections                      79,661,542.51
(e) after Accelerated Amort Date or Early Amort    10,580,173.29
Period, [f*g]
(f) Fixed Allocation Percentage                          7.7895%
(g) Collections of Principal
                                                  135,825,612.99

(h) Minimum Principal Amount, [Min(i,l)]            3,229,081.10
(i)  Floating Allocation Percentage of             10,309,378.93
Principal Collections
(j)  1.8% of the Series Participation Interest      5,706,860.36
Invested Amount
(k) Series Participation Interest Net Default       2,477,779.26
Payment Amount
(l)  the excess of (j) over (k)                     3,229,081.10

(m) Series Participation Interest Net Default       2,477,779.26
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     5,182,654.23
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      1,902,286.79
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        2,477,779.26
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  528,413.00
Excess [Sec. 4.11(a)(vi)]                             274,175.18

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Seller's Interest
                                                  935,731,458.81

Seller's Interest Percentage                              23.02%

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

Series 1996-1
Owner Trust
Calculations
Due Period Ending      Nov 30, 1999

Payment Date           Dec 15, 1999

Calculation of Interest Expense

Index (LIBOR)       5.400000%
Accrual end date,           Dec 15, 1999
accrual beginning date      Nov 15, 1999
and days in Interest Period           30

                      Class A        Class B    Certificates      Overcoll
                                                                  Amount
Beginning      164,797,068.17  110,966,729.16  11,096,672.92   30,187,327.36
Unpaid
Principal
Balance

Previously               0.00            0.00           0.00
unpaid
interest/yield

Spread to               0.22%           0.60%          1.00%
index

Rate (capped        5.620000%       6.000000%      6.400000%
at 13%, 15%,
16%)

Interest/Yield     771,799.60      554,833.65      59,182.26
Payable on the
Principal
Balance

Interest on              0.00            0.00           0.00
previously
unpaid
interest/yield

Interest/Yield     771,799.60      554,833.65      59,182.26
Due

Interest/Yield
Paid               771,799.60      554,833.65      59,182.26

Summary

Beginning
Security       164,797,068.17  110,966,729.16  11,096,672.92   30,187,327.36
Balance

Beginning
Adjusted       164,797,068.17  110,966,729.16  11,096,672.92
Balance

Principal Paid   4,430,857.55    2,983,475.73     298,347.58      877,587.14

Ending
Security       160,366,210.62  107,983,253.43  10,798,325.34   29,375,791.84
Balance

Ending
Adjusted       160,366,210.62  107,983,253.43  10,798,325.34
Balance

Ending                                               3.5000%
Certificate
Balance as %
Participation
Interest
Invested
Amount

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Targeted       160,432,262.24  107,983,253.43  10,798,325.34
Balance

Minimum                         49,000,000.00   4,900,000.00   13,300,000.00
Adjusted
Balance

Certificate                                     9,349,498.61
Minimum
Balance

Ending OC                                                      29,375,791.84
Amount as
Holdback
Amount

Ending OC                                                               0.00
Amount as
Accelerated
Prin Pmts

Beginning Net            0.00            0.00           0.00            0.00
Charge offs

Reversals                0.00            0.00           0.00            0.00

Charge offs              0.00            0.00           0.00            0.00

Ending Net               0.00            0.00           0.00            0.00
Charge Offs

Interest/Yield     $1.2089593      $4.0723338     $2.3249430
Paid per $1000

Principal Paid     $6.9405663     $21.8979310    $11.7204227
per $1000

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

Series 1996-1  Owner Trust Calculations
Due Period                                         November 1999
Payment Date                                        Dec 15, 1999
Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections        8,524,216.38
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                          66,051.62

Series Participation Interest Monthly Interest      1,902,286.79

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A Interest Distribution- Sec.             771,799.60
3.05(a)(i)(a)


  Pay Class B Interest Distribution- Sec.             554,833.65
3.05(a)(i)(b)
  Pay Certificates the Certificate Yield- Sec.         59,182.26
3.05(a)(i)(c)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A to Targeted Principal Balance-        4,364,805.93
Sec. 3.05(a)(ii)(a)


  Pay Class B to Targeted Principal Balance         2,983,475.73
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)

Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(c)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       298,347.58
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt           877,587.14
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)


  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)              66,051.62


  Pay Class B to zero- Sec. 3.05(a)(v)(d)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A to zero- Sec. 3.05(a)(vi)(a)                  0.00


  Pay Class B to zero- Sec. 3.05(a)(vi)(b)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(c)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(d)

Remaining Amounts to Holder of Designated             450,419.66
Certificate - Sec. 3.05(a)(vii)



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Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt       877,587.14
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total           66,051.62
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback       811,535.52
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            2,992.93

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